Income Taxes - Schedule of deferred tax assets and Liabilities (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Deferred tax assets:
Expenses currently not deductible	$ 3,423
Deferred tax liabilities:
Depreciation and amortization	(8,064)
Inventory	(722)
Total deferred tax liabilities	(8,786)
Total deferred tax liabilities, net	$ (5,363)